Exhibit 99.2

PRESS RELEASE

Company Contact:

Mr. Roger Ward

Vice President of Marketing & Investor Relations

American Defense Systems, Inc.

Phone:  +1-516-390-5300, x326

Email: rward@adsiarmor.com

American Defense Systems Receives Approval For Listing Common Stock From the American Stock Exchange (AMEX)

HICKSVILLE, N.Y. – May 28, 2008 – American Defense Systems, Inc. a provider of advanced transparent as well as opaque armor, architectural hardening and security products for the defense and homeland defense markets, announced today that the American Stock Exchange (Amex) has formally approved the company’s application for listing of its common stock.  Shares of American Defense Systems’ common stock are expected to begin trading on the Amex on or about May 30, 2008. The approval is contingent upon the company being in compliance with all listing standards on the date it begins trading on the Amex and may be rescinded if the company is not in compliance with such standards.

Mr. Anthony J. Piscitelli, Chairman & Chief Executive Officer of American Defense Systems, Inc., stated, “Our approval for listing on the American Stock Exchange sets the stage for the next phase of growth for American Defense Systems, Inc. The approval by the Amex follows the recently completed registration of our common stock with the SEC, and we eagerly look forward to our first day of trading as a publicly listed Amex company.  Based on the strong growth in our business and our recently issued fiscal year 2008 financial guidance we believe we are well positioned to capitalize on the markets for defense and homeland security products.”

About American Defense Systems, Inc. (ADSI)

American Defense Systems, Inc. (ADSI) offers advanced solutions in the design, fabrication, and installation of transparent and opaque armor, security doors, windows and curtain wall systems for use by military, law enforcement, homeland defense and corporate customers. ADSI engineers also specialize in developing innovative, functional and aesthetically pleasing security applications for the mobile and fixed infrastructure physical security industry.

For more information about American Defense Systems, Inc. please visit the corporate Web site at http://www.adsiarmor.com

Some of the statements made by American Defense Systems, Inc. (“ADSI”) in this press release, including, without limitation, statements regarding ADSI’s anticipated future growth and results of operations, are forward-looking in nature. ADSI intends that any forward-looking statements shall be covered by the safe harbor provisions for such statements contained in the Private Securities Litigation Reform Act of 1995.  Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “may,” “will,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “predicts,” “potential,” “continues” and similar expressions are forward-looking statements. ADSI cautions you that forward-looking statements are not guarantees of performance. ADSI undertakes no obligation and disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements involve known and unknown risks and uncertainties that may cause ADSI’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. ADSI believes that these risks include, but are not limited to: ADSI’s reliance on the U.S. government for a substantial amount of its sales and growth; decreases in U.S. government defense spending; ADSI’s ability to contract further with the U.S. Department of Defense; ADSI’s ability to comply with complex procurement laws and regulations; competition and other risks associated with the U.S. government bidding process; changes in the U.S. government’s procurement practices; ADSI’s ability to obtain and maintain required security clearances; ADSI’s ability to realize the full amount of revenues reflected in its backlog; ADSI’s reliance on certain suppliers; and intense competition and other risks associated with the defense industry in general and the security-related defense sector in particular.  Additional information concerning these and other important risk factors can be found under the heading “Risk Factors” in ADSI’s filings with the Securities and Exchange Commission, including, without limitation, its registration statement on Form 10. Statements in this press release should be evaluated in light of these important factors.